RECEIVABLES PURCHASE AGREEMENT

                  RECEIVABLES PURCHASE AGREEMENT, dated as of December 9, 1998 (the "Agreement"), by and between METRIS COMPANIES INC., a Delaware corporation ("Metris" or the "Seller"), and METRIS ASSET FUNDING CO., a Delaware corporation (the "Buyer").

                                   WITNESSETH:

                  WHEREAS, pursuant to that certain Amended and Restated Bank Receivables Purchase Agreement dated as of July 30, 1998 (the "Bank Receivables Purchase Agreement") between Metris and Direct Merchants Credit Card Bank,
National Association, a national banking association (the "Bank"), the Seller purchases from time to time revolving credit card receivables (including, without limitation, MasterCard and Visa credit card receivables); and

                  WHEREAS, the Buyer wishes to purchase from time to time revolving credit card receivables acquired by the Seller on or after the Closing Date in connection with the Accounts; and

                  WHEREAS, the Seller desires to sell and assign from time to time such receivables to the Buyer upon the terms and conditions hereinafter set forth; and

                  WHEREAS, the Buyer is an Affiliate of the Seller;

                  NOW, THEREFORE, it is hereby agreed by and between the Buyer and the Seller as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the following meanings assigned to them:

      "Conveyed Property" shall have the meaning set forth in Section 2.1(a).

      "Credit Adjustment" shall have the meaning set forth in Section 3.2(b).

      "Involuntary Case" shall have the meaning set forth in Section 2.1(c).

      "Purchase Price" shall have the meaning set forth in Section 3.1.
      "Related Security" means all of the Seller's right, title and interest in, to and under:

                  (i) all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of a Receivable, whether pursuant to the Account related to such Receivable or otherwise;

                  (ii)     all Records related to the Receivables;

                  (iii) all rights and remedies of the Seller under or in connection with the Receivables Purchase Agreements, including all financing statements filed in connection therewith, other than those financing statements filed in connection therewith which name the Purchaser Agents as initial assignee; and

                  (iv)     all Proceeds of any of the foregoing.

                  "Relevant UCC State" shall mean each jurisdiction in which the filing of a UCC financing statement is necessary to perfect the ownership interest and security interest of the Buyer established under this Agreement.

                  "Requirements of Law" for any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any material law, treaty, rule or regulation, or determination of an arbitrator or Official Body, in each case applicable to or binding upon such Person or to which such Person is subject.

                  "Sale Papers" shall have the meaning set forth in Section 4.1(a).

                  "Secured Obligations" shall have the meaning set forth in
         Section 2.1(f).

                  "Transfer Agreement" means the Transfer and Administration Agreement dated as of December 9, 1998, as amended, modified or supplemented from time to time, among the Buyer, the Bank, as Collection Agent, Enterprise Funding Corporation, as a Purchaser, Park Avenue Receivables Corporation, as a Purchaser, Sheffield Receivables Corporation, as a Purchaser, The Chase Manhattan Bank, as a Bank Investor and as PARCO Agent, Barclays Bank PLC, as a Bank Investor and as Sheffield Agent, and NationsBank, N.A., as a Bank Investor, Enterprise Agent, and NationsBank, N.A., as the Administrative Agent for the Enterprise Agent and the PARCO Agent and the Sheffield Agent.

                  Section 1.2 Other Definitional Provisions. The words "hereof,"' "herein" and "hereunder" and words of similar import when used in this Agreement or any Sale Papers shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified. All capitalized terms not otherwise defined herein are defined in the Transfer Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provisions contained in the Transfer Agreement, the terms and provisions contained herein shall govern with respect to this Agreement.

                  Section 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                   ARTICLE II

                PURCHASE CONVEYANCE AND SERVICING OF RECEIVABLES

                  Section 2.1       Sale.

                  (a) Assets Conveyed. In consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, the Seller does hereby sell, assign, transfer, set-over, and otherwise convey to the Buyer, and the Buyer does hereby purchase from the Seller, all of the Seller's right, title and interest in, to and under (i) the Receivables now existing and hereafter created and arising in connection with the Accounts, including, without limitation, all accounts, general intangibles, contract rights and other obligations of any Obligor with respect to the Receivables, now or hereafter existing; (ii) all Collections with respect thereto; (iii) all Proceeds of such Receivables; and (iv) the Related Security (the "Conveyed Property") immediately upon the Seller's acquisition of rights in such Conveyed Property. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Buyer of any obligation of the Seller in connection with the Conveyed Property or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors, merchant banks, merchant clearance systems, VISA U.S.A., Inc., MasterCard International Inc. or insurers. Each Account in existence on the Closing Date shall be listed by account number and by the outstanding balance as of the Cut-Off Date in an Account Schedule delivered to the Buyer on the Closing Date.

                  (b) Financing Statements. In connection with the foregoing sale, the Seller agrees to record and file promptly following the Closing Date, at its own expense, a financing statement or statements with respect to the Conveyed Property meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Buyer created hereby under the applicable UCC against all creditors of and purchasers from the Seller, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Buyer within 10 days after the Closing Date.

                  (c)  Bankruptcy  of  Seller.  The  Buyer  shall  not  purchase
Receivables hereunder if the Seller shall become an involuntary party to (or be made the subject of) any bankruptcy proceeding or any other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or relating to all or substantially all of its property (an "Involuntary Case") upon receipt by the Seller at its head corporate office of notice of such Involuntary Case.

                  (d) Insolvency of Seller. The Buyer shall not purchase Receivables hereunder if the Seller shall admit in writing its inability to pay its debts as they are due, or the Seller shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any present or future federal or state bankruptcy, insolvency or similar law, or the Seller shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or of any substantial part of its property or the Seller shall make an assignment for the benefit of creditors or the Seller shall fail generally to pay its debts as such debts become due or the Seller shall take corporate action in furtherance of any of the foregoing.

                  (e) Marking Records. In connection with the sale and conveyance hereunder, the Seller agrees, at its own expense, on or prior to the Closing Date and on each Business Day thereafter, to indicate or cause to be indicated clearly and unambiguously in its accounting records and with respect to any Receivables purchased by the Seller from the Bank to cause the Bank to indicate clearly and unambiguously in the Bank's accounting records that the Conveyed Property has been sold to the Buyer pursuant to this Agreement as of the Closing Date or such Business Day as applicable.

                  (f) Sale Intended; Security Interest. It is the express intent of the Seller and the Buyer that the conveyance of the Conveyed Property by the Seller to the Buyer pursuant to this Agreement be construed as a sale thereof by the Seller to the Buyer. It is, further, not the intention of the Seller and the Buyer that such conveyance be deemed a grant of a security interest in the Conveyed Property by the Seller to the Buyer to secure a debt or other obligation of the Seller. However, if notwithstanding the intent of the parties, the Conveyed Property is held to continue to be property of the Seller, then (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC; (ii) this Agreement and the Seller's books and records shall evidence the Buyer's obligation to pay the Purchase Price; and
(iii) the conveyance by the Seller provided for in this Agreement shall be deemed to be, and the Seller hereby grants to the Buyer a security interest in and to, all of the Seller's right, title and interest in the Conveyed Property to secure all obligations now or hereafter arising of the Seller to the Buyer including without limitation loans to the Seller in the amount of the Purchase Price as set forth in this Agreement (the "Secured Obligations"). The Seller and the Buyer shall, to the extent consistent with this Agreement, take such action as may be necessary to ensure that if this Agreement were deemed to create a security interest in the Conveyed Property, such security interest would be deemed to be a perfected security interest of first priority in favor of the Buyer under applicable law and will be maintained as such throughout the term of this Agreement. The Seller and the Buyer may rely upon an opinion of counsel addressed to them as to what is required to provide the Buyer with such security interest; and any such opinion of counsel shall permit the Administrative Agent, the Enterprise Agent, the PARCO Agent and the Sheffield Agent, on behalf of Enterprise, PARCO and Sheffield, respectively, the Bank Investors, and any rating agencies to rely on it.
                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

                  Section 3.1 Purchase Price. The purchase price for the Conveyed Property (the "Purchase Price") shall be a dollar amount equal to the aggregate amount of all Principal Receivables sold as of such date subject to adjustment from time to time with respect to new Receivables to reflect such factors as Buyer and Seller mutually agree will result in a Purchase Price determined to approximate the fair market value of such new Receivables.

                  Section 3.2       Payment of Purchase Price.

                  (a) The Purchase Price for Receivables shall be paid or provided for on the Closing Date with respect to the Receivables existing on the Closing Date and on each Business Day thereafter on which Receivables are transferred hereunder, as the case may be, by payment in immediately available funds on the following Business Day.

                  (b) The Purchase Price shall be adjusted on a daily basis (the "Credit Adjustment") with respect to any Receivable adjusted as provided in Section 2.9 of the Transfer Agreement in an amount equal to the amount of such Credit Adjustment specified in Section 2.9 of the Transfer Agreement. If the Buyer is required to make payments pursuant to Section 2.9 of the Transfer Agreement, the Seller shall pay the amount so adjusted to the Buyer on the last day of the calendar month.

                  Section 3.3 Daily Reports. On each Business Day, the Seller shall deliver to the Buyer a Daily Report (the "Daily Report") showing the aggregate Purchase Price of Receivables generated, the aggregate amount, if any, owing to the Buyer pursuant to Section 6.1 and the aggregate net amount of cash owing for Receivables generated in each case for the period from and including the preceding Business Day.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1 Seller's Representations and Warranties. The Seller represents and warrants to the Buyer, that:

                  (a) Organization and Good Standing. The Seller is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority and legal right to own its property and conduct its business as such properties are presently owned and as such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and each other document or instrument to be delivered by the Seller hereunder (collectively, the "Sale Papers").

                  (b) Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirements), as a foreign corporation in any state required in order to conduct business, and has obtained all necessary licenses and approvals with respect to the Seller required under applicable law; provided that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Buyer would have to obtain to do business in any state in which the Buyer seeks to enforce any Receivable.

                  (c) Due Authorization. The execution and delivery of the Sale Papers, and the consummation of the transactions provided for herein and therein have been duly authorized by the Seller by all necessary corporate action on its part.

                  (d) Binding Obligation. Each of the Sale Papers, and the consummation of the transactions provided for therein, constitutes a legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general.
                  (e) No Conflicts. The execution and delivery of the Sale Papers and the performance of the transactions contemplated thereby, do not (i) contravene the Seller's certificate of incorporation or by-laws or (ii) violate any material provision of law applicable to it or require any filing (except for the filings under the UCC, registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Seller, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect.

                  (f) Taxes. The Seller has filed all material tax returns required to be filed and has paid or made adequate provision for the payment of all material taxes, assessments and other governmental charges due from the Seller or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings and having set up appropriate reserves.

                  (g) No Violation. The execution and delivery of the Sale Papers, the performance of the transactions contemplated by the Sale Papers and the fulfillment of the terms thereof, will not violate any Requirements of Law applicable to the Seller, will not violate, result in any breach of any of the material terms and provisions of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law applicable to the Seller, or any material indenture, contract, agreement, mortgage, deed of trust or other material instrument to which the Seller is a party or by which it or its properties are bound.

                  (h) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any Official Body (i) asserting the invalidity of the Sale Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations thereunder or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability thereof.

                  (i) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Official Body required in connection with the execution and delivery of the Sale Papers, the performance of the transactions contemplated by the Sale Papers and the fulfillment of the terms hereof and thereof, have been obtained.

                  (j) Bona Fide Receivables. The Seller has no knowledge of any fact which should have led it to expect at the time of the classification of any Receivable as an Eligible Receivable that such Receivable would not be paid in full when due, and each Receivable classified as an Eligible Receivable by the Seller in any document or report delivered under this Agreement satisfies the requirements of eligibility contained in the definition of "Eligible Receivable" set forth in the Transfer Agreement. No adverse selection criteria have been applied to the Receivables purchased hereunder.

                  (k) Place of Business. The principal executive offices of the Seller are in St. Louis Park, Minnesota and the offices where the Seller keeps its Records concerning the Receivables and related Accounts are in Nebraska, Minnesota, Oklahoma, and Arizona.

                  (l) Use of Proceeds. No proceeds of the sale of any Receivable hereunder received by the Seller will be used by the Seller to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (m) No Termination Event. No Termination Event, or Potential Termination Event, has occurred and is continuing.

                  (n)  Not  an  Investment   Company.   The  Seller  is  not  an
         "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

                  (o) Tradenames, Etc. As of the date hereof; (i) the Seller's chief executive office is located at the address for notices set forth in Section 8.3; and (ii) the Seller has, within the last five (5) years, operated only under its legal name or the tradename "Metris Companies" and, within the last five (5) years, has not changed its name, identity or corporate structure, merged with or into or consolidated with any other corporation or been the subject of any proceeding under the Bankruptcy Code.

                  (p) Amount of Receivables. As of the Cut-Off Date, the aggregate outstanding balance of the Principal Receivables in existence was at least $[ ].

                  (q) ERISA. Each of the Seller and its ERISA Affiliates is in compliance in all material respects with ERISA and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

                  (r) Bulk Sales. No transaction contemplated by this Agreement requires compliance with any bulk sales act or similar law.

                  (s) Preference; Voidability. The Seller warrants that the conveyance of the applicable Receivables and Collections to the Buyer, and each such conveyance, shall not have been made for or on account of an antecedent debt owed by the Seller to the Buyer and no such transfer is or may bc voidable under any section of the Bankruptcy Code.

                  (t) No Restriction on Transfer. To the best of Seller's knowledge, no Account requires the prior written consent of an Obligor or contains any other restriction relating to the transfer or assignment of rights of payment under such Account (other than a consent or waiver of such restriction that has been obtained prior to the related purchase date).

                  (u) Accuracy of Information. All information heretofore furnished by the Seller to the Buyer for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Seller to the Buyer will be, true and accurate in every material respect, on the date such information is stated or certified.

The representations and warranties set forth in this Section 4.1 shall survive the sale of the Receivables to the Buyer. The Seller hereby represents and warrants to the Buyer, that the representations and warranties of the Seller set forth in this Section 4.1 are true and correct as of the Closing Date. Upon discovery by the Seller or the Buyer of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.

                  Section 4.2 Seller's Representations and Warranties Regarding Receivables.

                  (a) Valid Sale, etc. The Seller (x) hereby represents and warrants as of the Closing Date, with respect to the Receivables outstanding on such date, and (y) shall be deemed to represent and warrant as of the date of the creation or acquisition and sale to the Buyer of any Receivables after the Closing Date with respect to such Receivables, that:

                           (i) Each of this  Agreement and the Bank  Receivables
                  Purchase Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general.

                           (ii) The transfer of Receivables by the Seller to the
                  Buyer under this Agreement constitutes a valid sale, transfer, assignment, set-over and conveyance to the Buyer of all right, title and interest of the Seller in and to the Receivables, Collections and Proceeds, whether then existing or thereafter created and arising in connection with the Accounts, and such Receivables will be held by the Buyer free and clear of any Adverse Claim of any Person claiming through or under the Seller or any of its Affiliates. This Agreement constitutes a valid sale, transfer, assignment, set-over and conveyance to the Buyer of all right, title and interest of the Seller in and to the Receivables purported to be sold hereunder, whether existing on the Closing Date or thereafter created, and the proceeds thereof.

                           (iii) The Seller is not insolvent and will not be rendered insolvent upon sale of the Receivables to the Buyer.

                           (iv) Immediately preceding the sale of the Receivables and related property pursuant to this Agreement, the Seller is (or, with respect to Receivables arising after the date hereof, will be) the legal and beneficial owner of all right, title and interest in and to each Receivable and each Receivable has been or will be transferred to the Buyer free and clear of any Adverse Claim.

                           (v) All consents, licenses, approvals or authorizations of or registrations or declarations with any Official Body requested in connection with the transfer of such Receivables to the Buyer have been obtained.

                           (vi) Each Account  classified as an Eligible  Account
                  by the Seller in any document or report delivered hereunder will satisfy the requirements contained in the definition of Eligible Account as of the date of such document or report and each Receivable classified as an Eligible Receivable by the Seller in any document or report delivered hereunder will satisfy the requirements contained in the definition of "Eligible Receivable" as of the time of such document or report.

                           (vii) Each Receivable then existing has been conveyed
                  to the Buyer free and clear of any Adverse Claim of any Person claiming through or under the Seller or any of its Affiliates and in compliance, in all material respects, with all Requirements of Law applicable to the Seller. (b) Daily Representations and Warranties. On each day on which any new Receivable is created or acquired by the Seller, the Seller shall be deemed to represent and warrant to the Buyer that all representations and warranties contained in Section 4.1 and Section 4.2(a) are true and correct on and as of such date (in addition to the Closing Date) as though made on and as of such date (except for the representation contained in Section 4.1(p)).

                  (c) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the sale, transfer and assignment of the respective Receivables to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the representations and warranties set forth in this Section 4.2, the party discovering such breach shall give prompt written notice thereof to the other. The Seller agrees to cooperate with the Buyer in attempting to cure any such breach.

                  Section 4.3 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants as of the Closing Date, and shall be deemed to represent and warrant as of the date of the creation of any Receivable sold to the Buyer hereunder, that:

                  (a) Organization and Good Standing. The Buyer is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority and legal right to own its property and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver, and perform its obligation's under the Sale Papers.

                  (b) Due Qualification. The Buyer is duly qualified to do business and is in good standing (or is exempt from such requirements) as a foreign corporation in any state required in order to conduct business and has obtained all necessary licenses and approvals with respect to the Buyer required under federal and Delaware law.

                  (c) Due Authorization. The execution and delivery of the Sale Papers and the consummation of the transactions provided for in the Sale Papers have been duly authorized by the Buyer by all necessary corporate action on its part.

                  (d) No  Conflicts.  The  execution  and  delivery  of the Sale
         Papers and the performance of the transactions contemplated thereby do not (i) contravene the Buyer's certificate of incorporation or by-laws or (ii) violate any material provision of law applicable to it, or require any filing (except for the filings under the UCC), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Buyer, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect.

                  (e) No Violation. The execution and delivery of the Sale Papers, the performance of the transactions contemplated by the Sale Papers, and the fulfillment of the terms of the Sale Papers will not violate any Requirements of Law applicable to the Buyer, will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law applicable to the Buyer, or any material indenture, contract, agreement, mortgage, deed of trust or other material instrument to which the Buyer is a party or by which it or its properties are bound.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Buyer, threatened against the Buyer, before any Official Body (i) asserting the invalidity of the Sale Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Sale Papers, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Buyer of its obligations thereunder or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability or the Sale Papers.

                  (g) All Consents Required. All approvals, authorizations, consents, orders, or other actions of any Official Body required in connection with the execution and delivery of the Sale Papers, the performance of the transactions contemplated by the Sale Papers, and the fulfillment of the terms of the Sale Papers have been obtained.

                  (h) Solvency. The Buyer is not insolvent and will not be rendered insolvent upon the purchase of the Receivables.

The representations and warranties set forth in this Section 4.3 shall survive the sale of the Receivables to the Buyer. The Buyer hereby represents and warrants to the Seller that the representations and warranties of the Buyer set forth in Section 4.3 are true and correct as of the Closing Date. Upon discovery by the Buyer or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.

                                    ARTICLE V

                          COVENANTS OF SELLER AND BUYER

                  Section 5.1       Seller Covenants.  The Seller hereby
covenants that:

                  (a) Receivables to be Accounts or General Intangibles. The Seller will take no action to cause any Receivable to be evidenced by any "instrument" or to constitute "chattel paper" (as defined in the UCC as in effect in the Relevant UCC State), except in connection with the enforcement or collection of a Receivable. Except in such circumstances, the Seller will take no action to cause any Receivable to be anything other than an "account" or a "general intangible" (as defined in the UCC as in effect in the Relevant UCC State).

                  (b) Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Adverse Claim, on any Receivable, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Buyer of the existence of any Adverse Claim on any Receivable; and the Seller shall defend the right, title and interest of the Buyer in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

                  (c) Periodic Finance Charges and Other Fees. Except as otherwise required by any Requirement of Law, or as is deemed by the Seller in its sole discretion to be necessary in order to maintain its credit card business on a competitive basis, it shall not at any time reduce the annual percentage rates of the periodic finance charges assessed on the Receivables or other fees charged on any of the Accounts if, as a result of any such reduction, either (i) the Seller's reasonable expectation is that such reduction will cause a Termination Event to occur or (ii) such reduction is not also applied to any comparable segment of consumer revolving credit card accounts owned by the Seller that have characteristics the same as, or substantially similar to, such Accounts.

                  (d) Credit and Collection Policy and Account Agreements. The Seller shall comply with the Credit and Collection Policy in regard to the Receivables and the related Accounts, except insofar as any failure to so comply could not be reasonably expected to impair the collectibility of the Receivables, on the whole, or a substantial amount thereof, or otherwise have a Material Adverse Effect and the Receivables and related Accounts shall be serviced in all respects in a manner consistent with and similar to the revolving credit consumer credit card amounts and receivables conveyed to the Metris Master Trust.
                  (e) Delivery of Collections. In the event that the Seller receives Collections, the Seller agrees to deposit such Collections into the Collection Account as soon as practicable after the receipt thereof, but in no event later than the second Business Day following the Date of Processing thereof.

                  (f) Conveyance of Receivables. Except as provided in Section 8.5, the Seller covenants and agrees that it will not convey, assign, exchange or otherwise transfer any Receivable arising in an Account, to any Person other than the Buyer.

                  (g) Notice of Adverse Claims. The Seller shall notify the Buyer promptly after becoming aware of any Adverse Claim on any Receivable.

                  (h) Separate Business. The Seller will not permit its assets to be commingled with those of the Buyer and shall maintain separate corporate records and books of account from those of the Buyer. The Seller will not conduct its business in the name of the Buyer and will cause the Buyer to conduct its business solely in its own name so as not to mislead others as to the identity of the entity with which those others are concerned. The Seller will provide for its own operating expenses and liabilities from its own funds. The Seller will not hold itself out, or permit itself to be held out, as having agreed to pay, or as generally being liable for, the debts of the Buyer, except that the organizational expenses of the Buyer may be paid by the Seller. The Seller shall cause the Buyer not to hold itself out, or permit itself to be held out, as having agreed to pay, or as being liable for, the debts of the Seller. The Seller will maintain an arm's length relationship with the Buyer with respect to any transactions between the Seller, on the one hand, and the Buyer, on the other.

                  (i) Conduct of Business. The Seller will do, and will cause each of its Subsidiaries to do, all things necessary to remain duty incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                  (j) Compliance with Laws. The Seller shall comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject, except where such failure to comply could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (k) Furnishing of Information and Inspection of Records. The Seller shall furnish to the Buyer from time to time such information with respect to the Receivables as the Buyer may reasonably request, including, without limitation, listings identifying the Obligor and the outstanding principal balance for each Receivable. The Seller shall, at any time and from time to time during regular business hours and upon reasonable notice permit the Buyer, or its agents or representatives,
         (i) to examine and make copies of and take abstracts from all Records, to visit the offices and properties of the Seller and to discuss matters relating to Receivables or the Seller's performance hereunder and under the other Transaction Documents to which it is a party with any of the officers, directors, employees or independent public accountants of the Seller having knowledge of such matters and (ii) to conduct as many audits of the Receivables during the term of this Agreement as the Buyer may reasonably request; provided, however, that the Seller shall only be required to reimburse the Buyer for the cost of one such audit per year.

                  (l) Keeping of Records and Books of Account. The Seller will maintain a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Seller will give the Administrative Agent notice of any material change in the administrative and operating procedures of the Seller referred to in the previous sentence.

                  (m) Performance and Compliance with Receivables and Accounts. The Seller at its expense will timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Accounts related to the Receivables.

                  (n) ERISA. The Seller shall promptly give the Administrative Agent written notice upon becoming aware that the Seller or any of its Subsidiaries is not in compliance in all material respects with ERISA or that any ERISA lien on any of the Receivables exists.

                  (o) Bank Receivables Purchase Agreement. The Seller will not amend the Bank Receivables Purchase Agreement in any manner materially adverse to the interests of the Buyer with respect to the Receivables without obtaining the prior written consent of the Buyer.

                  (p) Year 2000 Compliance. The Seller will promptly notify the Buyer in the event the Seller discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

                  Section 5.2 Buyer Covenant Regarding Sale Treatment. The Buyer will not (i) account for or otherwise treat, the transactions contemplated by this Agreement in any manner other than as a sale of the Conveyed Property by the Seller to the Buyer or account for (other than for tax purposes) or otherwise treat the transactions contemplated hereby in any manner other than as a sale of the Conveyed Property by the Seller to the Buyer and shall disclose (in a footnote or otherwise) in all of its financial statements (including any such financial statements consolidated with any other Person's financial statements) the existence and nature of the transaction contemplated hereby and the interest of the Buyer in the Affected Assets.

                  Section 5.3 Indemnification by the Seller. Without limiting any other rights which the Buyer may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Buyer and any successors and permitted assigns and their respective officers, directors and employees (collectively, "Indemnified Parties") from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them in any action or proceeding between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement or the other Transaction Documents or any transaction contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from negligence or willful misconduct on the part of an Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables. Without limiting the generality of the foregoing, the Seller shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

                  (a) any representation or warranty made by the Seller or any officers of the Seller under or in connection with this Agreement, the Receivable Purchase Agreements, any of the other Transaction Documents, any Investor Report or any other information or report delivered by the Seller pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (b) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Receivable or the related Account, or the nonconformity of any Receivable or the related Account with any such applicable law, rule or regulation;

                  (c) the failure (i) to vest and maintain vested in the Buyer, an undivided first priority, perfected percentage ownership interest in the Affected Assets free and clear of any Adverse Claim or (ii) to create or maintain a valid and perfected first priority security interest in favor of the Buyer, in the Affected Assets, free and clear of any Adverse Claim;

                  (d) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;

                  (e) the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

                  (f) the failure of the Seller to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables;

                  (g) the commingling by the Seller of Collections of Receivables at any time with other funds;

                  (h) any failure of the Seller to give reasonably equivalent value to the Bank, in consideration of the transfer to the Seller from the Bank, of any Receivable, or any attempt by any Person to void, rescind or set aside any such transfer under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

                  (i) any action taken by the Seller in the enforcement or collection of any Receivable.

                                   ARTICLE VI

                              REPURCHASE OBLIGATION

                  Section 6.1       Mandatory Repurchase.

                  (a) Breach of Warranty. In the event of a breach with respect to a Receivable of any of the representations and warranties set forth in Subsections (a), (b), (c), (d), (e) or (j) of Section 4.1 or Subsections (a) or (b) of Section 4.2, or in the event that a Receivable is not an Eligible Receivable on the date of its transfer to the Buyer as a result of the failure to satisfy the conditions set forth in the definition of "Eligible Receivable", such Receivable shall be designated an "Ineligible Receivable" and the Seller shall pay to the Buyer an amount in cash equal to the purchase price paid for any such Ineligible Receivable by the Buyer to the Seller plus any costs and expenses of the Buyer associated therewith less any amounts collected by Buyer on such Receivable. Such payment must be made by the close of business on the next succeeding Business Day following the day such Receivable has been designated an Ineligible Receivable; provided, however, that prior to the Termination Date (except in the case of a breach of any of the representations listed in the first sentence above) such amount may be offset against any amounts due from the Buyer to the Seller with respect to the Purchase Price for Receivables sold to the Buyer on such day. The obligation of the Seller set forth in this Section 6.1 shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced Sections or failure to meet the conditions set forth in the definition of "Eligible Receivable" with respect to such Receivable available to the Buyer.

                  (b) Reassignment of the Sold Assets. In the event of a breach of any of the representations and warranties set forth in Sections 4.1(a), (b) and (c) and 4.2(a)(i) and (ii), the Buyer by notice given in writing to the Seller may direct the Seller to accept reassignment of the Receivables at the amount specified below within 60 days of such notice (or within such longer period as may be specified in such notice), and the Seller shall be obligated to accept reassignment of the Receivables within such applicable period on and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable period, the Seller delivers to the Buyer an officer's certificate stating that the representations and warranties contained in Section 4.1(a), (b) and (c) and 4.2(a)(i) and (ii) shall then be true and correct in all material respects as if made on such day. The Seller shall pay to the Buyer on the day of such reassignment an amount equal to the Aggregate Unpaids plus the Transferor's Percentage Interest. On the day on which such amount has been paid, each Receivable shall be sold and reassigned to the Seller, and the Buyer shall execute and deliver such instruments of sale and assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Seller to vest in the Seller, or its designee or assignee, all right, title and interest of the Buyer in and to each Receivable. The obligation of the Seller to purchase each Receivable pursuant to this Section 6.1 shall constitute the sole remedy available to the Buyer for a breach of the representations and warranties contained in Section 4.1(a), (b) and (c) and 4.2(a)(i) and (ii).

                  Section 6.2 Conveyance of Reassigned Receivable. Upon the request of the Seller, the Buyer shall execute and deliver to the Seller a reconveyance substantially in such form and upon such terms as shall be acceptable to the Seller, pursuant to which the Buyer evidences the conveyance to the Seller of all of the Buyer's right, title, and interest in any Receivables reconveyed to the Seller pursuant to Section 6.1(b). The Buyer shall (and shall cause the Administrative Agent and each Purchaser Agent to) execute such other documents or instruments of conveyance or take such other actions as the Seller may reasonably require to effect any repurchase of Receivables pursuant to Section 6.1.

                  Section 6.3 Sales are Non-Recourse. Other than the obligations to repurchase Receivables under the limited circumstances set forth in Section
6.1 and to make payments with respect to Credit Adjustments under Section 3.2(b) and the indemnity provided in Section 5.3, the sales of Receivables under this Agreement shall be without recourse to the Seller.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

                  Section 7.1 Conditions to the Buyer's Obligations Regarding Receivables. The obligations of the Buyer to purchase the Receivables on any Business Day shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on the Closing Date and (except for the representation in Section 4.1(p)) on the day of creation of any Receivable created thereafter with the same effect as though such representations and warranties had been made on such date;

                  (b) All information concerning the Receivables provided to the Buyer shall be true and correct in all material respects as of the Closing Date, in the case of Receivables sold to the Buyer on the Closing Date, or the applicable Date of Processing, in the case of Receivables created after the Closing Date;

                  (c) At the Closing Date, the Seller shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

                  (d) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Buyer, and the Buyer shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Buyer may reasonably have requested.

                  Section 7.2 Conditions Precedent to the Seller's Obligations. The obligations of the Seller to sell Receivables on any Business Day shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Buyer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                  (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.2 shall have been made; and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Buyer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.1 Amendment. This Agreement and any other Sale Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Buyer and the Seller. The Seller shall provide prompt written notice of any such amendment to the Agent.

                  Section 8.2 Governing Law. THIS AGREEMENT AND THE OTHER SALE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:

                  (a)      in the case of the Buyer, to:

                           Metris Asset Funding Co.
                           600 South Highway 169, Suite 300
                           St. Louis Park, Minnesota 55426
                           Attention:  Treasurer
                           Telephone:  (612) 593-4845
                           Telecopy:  (612) 525-5070

                           with a copy to:

                           NationsBank, N.A., Administrative Agent
                           Corporate Center-10th Floor
                           100 North Tryon Street
                           NCI-007-10-07
                           Charlotte, NC 28255
                           Attention: Michelle M. Heath (NC 1-007-10-07) Structured Finance
                           Telephone:  (704) 386-7922
                           Telecopy:  (704) 388-9169

                  (b)      in the case of the Seller, to:

                           Metris Companies Inc.
                           600 South Highway 169, Suite 1800
                           St. Louis Park, Minnesota 55426
                           Attention:  Chief Financial Officer
                           Telephone:  (612) 525-5094
                           Telecopy:  (612) 595-0510

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of the Sale Papers shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of the Sale Papers and shall in no way affect the validity or enforceability of the other provisions of the Sale Papers.

                  Section 8.5 Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Buyer or the Seller except as contemplated by this Section 8.5 and the Transfer Agreement; provided, however, that simultaneously with the execution and delivery of this Agreement, the Buyer may assign its rights hereunder pursuant to the Transfer Agreement to the (a) PARCO Agent, for the benefit of PARCO, (b) to the Enterprise Agent for the benefit of Enterprise, (c) to the Sheffield Agent for the benefit of Sheffield and (d) to the Bank Investors; and that PARCO, Enterprise or Sheffield may assign any or all of its rights to any Liquidity Provider. The Buyer hereby notifies (and the Seller hereby acknowledges that) the Buyer, pursuant to the Transfer Agreement, has assigned its rights hereunder to the PARCO Agent and the Enterprise Agent and the Sheffield Agent. All rights of the Buyer hereunder may be exercised by the PARCO Agent, the Enterprise Agent or the Sheffield Agent or their respective
assignees,   to  the  extent  of  their  respective   rights  pursuant  to  such
assignments.

                  Section 8.6 Further Assurances. The Buyer and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of the Sale Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

                  Section 8.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Buyer or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 8.8 Counterparts. The Sale Papers may each be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 8.9 Binding Effect; Third-Party Beneficiaries. The Sale Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  Section 8.10 Merger and Integration. Except as specifically stated otherwise herein, the Sale Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by the Sale Papers.
                  Section 8.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section  8.12  Schedules  and  Exhibits.   The  schedules  and
exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  Section 8.13 No Bankruptcy Petition Against the Buyer. The Seller hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Aggregate Unpaids, it will not institute against or join any other Person in instituting against the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under die laws of the United States or any state of the United States.

                  Section 8.14 Merger or Consolidation of, or Assumption of the Obligations of the Seller. The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (a) the corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Seller is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Buyer in form satisfactory to the Buyer, the performance of every covenant and obligation of the Seller hereunder (to the extent that any right, covenant or obligation of the Seller, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and

                  (b) the Seller shall have delivered to the Buyer (i) an officer's certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8 .14 and that all conditions precedent herein provided for relating to such transaction have been complied with and (ii) the Company and Bank Investors shall have received an opinion of legal counsel reasonably acceptable to them that the Transaction Documents to which Seller is a party are legal, valid and binding obligations of such successor corporation, enforceable against such successor corporation in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws affecting creditors' rights generally, and to the application of general principles of equity; and

                  (c) there shall exist no Termination Event or Potential Termination Event.

                  Section 8.15 Protection of Right, Title and Interest to Receivables.

                  (a) The Seller shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Seller's and the Buyer's right, title and interest to the Receivables to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Buyer hereunder to the Receivables and proceeds thereof. The Seller shall deliver to the Buyer file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing, the Buyer shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Subsection (a).

                  (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Subsection
         (a) materially misleading within the meaning of Section 9-402(7) of the UCC as in effect in the Relevant UCC State, the Seller shall give the Buyer written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Receivables and the proceeds thereof.

                  (c) The Seller will give the Buyer prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Receivables and the proceeds thereof. The Seller will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

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


                  IN WITNESS WHEREOF, the Buyer and the Seller each have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                METRIS ASSET FUNDING CO., as Buyer


                                By: /s/ Paul Runice
                                  Its: President and Treasuer

                                METRIS COMPANIES INC., as Seller,


                                By: /s/ Paul Runice
                                  Its: Senior Vice President and Treasurer